UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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HEALTHSPRING, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cigna and HealthSpring Announce Early Termination of Hart-Scott-Rodino Waiting Period

BLOOMFIELD, Conn. & NASHVILLE, Tenn., November 21, 2011 – Cigna Corporation (NYSE: CI) and HealthSpring, Inc. (NYSE:HS) today announced that they have received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with Cigna’s pending acquisition of HealthSpring. The early termination of the waiting period under the Hart-Scott-Rodino Act satisfies one of the conditions for consummation of the transaction.

The transaction is expected to close during the first half of 2012 and remains subject to certain other closing conditions, including approval by HealthSpring stockholders and state regulatory approvals.

About Cigna

Cigna is a global health service company dedicated to helping people improve their health, well-being and sense of security. Cigna Corporation’s operating subsidiaries in the United States provide an integrated suite of health services, such as medical, dental, behavioral health, pharmacy and vision care benefits, as well as group life, accident and disability insurance. Cigna maintains sales capability in 30 countries and jurisdictions and has almost 70 million customer relationships throughout the world. All products and services are provided exclusively by such operating subsidiaries and not by Cigna Corporation. Such operating subsidiaries include Cigna Health and Life Insurance Company, Cigna Life Insurance Company of New York, Connecticut General Life Insurance Company and Life Insurance Company of North America.

About HealthSpring

HealthSpring is based in Nashville, Tennessee, and is one of the country’s largest Medicare Advantage coordinated care plans. HealthSpring currently owns and operates Medicare Advantage plans in Alabama, Delaware, Florida, Georgia, Illinois, Maryland, Mississippi, New Jersey, Pennsylvania, Tennessee, Texas and Washington, D.C. Beginning in 2012, HealthSpring will also operate Medicare Advantage plans in West Virginia. HealthSpring also offers a national stand-alone Medicare prescription drug plan. For more information, visit http://www.healthspring.com/.

CIGNA’S CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Cigna Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made. Forward-looking statements include but are not limited to the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in its Health Care operations, and the outlook for the Company’s full year 2011 and beyond results. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	the ability of the parties to satisfy conditions to the closing of the transaction with HealthSpring, including obtaining required regulatory approvals and the approval of HealthSpring stockholders;

2.	the possibility that HealthSpring may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction;

3.	the ability to successfully complete the integration of acquired businesses, including the businesses being acquired from HealthSpring by, among other things, operating Medicare Advantage coordinated care plans and HealthSpring’s prescription drug plan, retaining and growing membership, realizing revenue, expense and other synergies, renewing contracts on competitive terms, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

4.	the ability of the Company to execute its growth plans by successfully leveraging its capabilities and those of the businesses being acquired in serving the Seniors segment;

5.	any adverse effect to the Company’s business or the business being acquired from HealthSpring due to uncertainty relating to the transaction; and

6.	the Company’s plans to permanently finance the acquisition with internal cash resources and through issuance of new equity; and additional debt that would remain outstanding even if the transaction was ultimately not completed.

This list of important factors is not intended to be exhaustive. Other sections of the Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving HealthSpring and Cigna. The proposed transaction will be submitted to the stockholders of HealthSpring for their consideration. In connection with the proposed transaction, HealthSpring filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on November 16, 2011. HealthSpring and Cigna plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS OF HEALTHSPRING ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IN ITS ENTIRETY AND TO READ THE FINAL PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to HealthSpring’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by HealthSpring by going to HealthSpring’s Investor Relations website page at www.healthspring.com or by sending a written request to HealthSpring’s Secretary at HealthSpring, Inc., 9009 Carothers Parkway, Suite 501, Franklin, Tennessee 37067, or by calling the Secretary at (615) 291-7000.

Interests of Participants

HealthSpring and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HealthSpring in connection with the proposed transaction. Information regarding HealthSpring’s directors and executive officers is set forth in HealthSpring’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, which were filed with the SEC on April 15, 2011, February 25, 2011 and September 22, 2011, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction is contained in the preliminary proxy statement filed by HealthSpring with the SEC on November 16, 2011.

HealthSpring’s Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that are not historical fact are forward-looking statements which HealthSpring intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by HealthSpring’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; HealthSpring’s and Cigna’s ability to consummate the Merger, including the financing thereof; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; the possibility that costs or difficulties related to the integration of HealthSpring and Cigna operations will be greater than expected; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability of HealthSpring or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which HealthSpring and Cigna operate, as detailed from time to time in each of HealthSpring’s and Cigna’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in of HealthSpring’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A of HealthSpring’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and other documents of HealthSpring on file with the SEC, including the preliminary proxy statement filed by HealthSpring on November 16, 2011. HealthSpring cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to HealthSpring or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. HealthSpring does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Source: Cigna Corporation and HealthSpring, Inc.

Cigna Corporation

Investor Relations

Ted Detrick, 215-761-1414

Edwin.Detrick@cigna.com

or

Media Relations

Mariann Caprino, 860-226-7251

Mariann.Caprino@cigna.com

or

HealthSpring

Karey L. Witty, EVP & CFO

615-236-6197

karey.witty@healthspring.com